CASTLE FOCUS FUND

Supplement Dated January 5, 2011

To the Statement of Additional Information

Dated June 30, 2010

The first paragraph is amended as follows in the section DISCLOSURE OF PORTFOLIO HOLDINGS on page 18 of the current Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information.  Information posted to the Fund’s website and other marketing and sales literature may be posted or produced as frequently as monthly with little or no lag between the date of the information and the date the information is disclosed, and is public information.  All other information is non-public information.

This supplement, the Prospectus dated June 30, 2010, and the Statement of Additional Information dated June 30, 2010 provide information a prospective investor ought to know before investing and should be retained for future reference.  Each document has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-877-743-7820.